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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MARTHA STEWART LIVING OMNIMEDIA, INC., a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of Class A common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is Chief Financial and Administrative Officer of the Registrant, as indicated below her signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Sharon Patrick and Gregory Blatt, or either of them (with full power to each of them to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution, for her and on her behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1999.




                                        /s/ Helen Murphy
                                        ------------------------------------
                                        Name:  Helen Murphy
                                        Title: Chief Financial and
                                               Administrative Officer
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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MARTHA STEWART LIVING OMNIMEDIA, INC., a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of Class A common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is a Director of the Registrant, as indicated below her signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Sharon Patrick and Gregory Blatt, or either of them (with full power to each of them to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution, for her and on her behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of September, 1999.




                                        /s/ Naomi O. Seligman
                                        ------------------------------------
                                        Name:  Naomi O. Seligman
                                        Title: Director